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EXHIBIT 23.1


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the incorporation by reference of our report dated May 7, 1999, relating to the financial statements of CR Technology, Inc. and Subsidiary, included in the Registration Statement on Form S-4 (333-88407).

                        /S/ CACCIAMATTA ACCOUNTANCY CORPORATION

IRVINE, CA

DECEMBER 14, 1999